UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014

SIGNET JEWELERS LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House

2 Church Street

Hamilton

HM11

Bermuda

(Address of principal executive offices, including zip code)

441 296 5872

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on May 19, 2014 by Signet Jewelers Limited solely for the purpose of providing the disclosure below required by Item 2.03. No other changes have been made to the Initial 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2014, Signet UK Finance plc (the “Issuer”), a public limited liability company organized under the laws of England and Wales and a wholly owned subsidiary of Signet Jewelers Limited (“Signet”), completed its offering of $400.0 million aggregate principal amount of the Issuer’s 4.700% Senior Notes due 2024 (the “Notes”). The Notes are fully and unconditionally guaranteed on a senior unsecured basis by Signet and certain subsidiaries of Signet (collectively, the “Guarantors”). The Notes were sold in a public offering pursuant to a registration statement on Form S-3 (File No. 333-195865) (the “Registration Statement”) and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission. The Notes were issued pursuant to a base indenture (the “Base Indenture”) dated as of May 19, 2014 among the Issuer, the Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended by a first supplemental indenture dated as of May 19, 2014, among the Issuer, the Guarantors and the Trustee (together with the Base Indenture, the “Indenture”).

The Notes will mature on June 15, 2024. Interest accrues on the Notes from May 19, 2014 and will be paid in cash on June 15 and December 15 of each year, commencing December 15, 2014. The Notes are senior unsecured obligations of the Issuer and rank equally with all of the Issuer’s existing and future unsubordinated and unsecured senior debt. The Notes will be senior in right of payment to all of the Issuer’s future subordinated debt and will be effectively subordinated to all of the Issuer’s future secured debt to the extent of the value of the assets securing such debt.

The net proceeds from the offering (before expenses) were approximately $393.9 million and are expected to be used as part of the financing for Signet’s proposed acquisition of Zale Corporation. Prior to the closing of the Zale acquisition, the Issuer intends to invest the net proceeds from this offering in U.S. government securities, short-term certificates of deposit, money market funds or other short-term interest bearing investments or demand deposit accounts. If the Zale acquisition is not consummated or the related merger agreement is terminated, in each case, on or prior to February 19, 2015, the Issuer will be required to redeem the Notes at a redemption price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. Prior to March 15, 2024 (three months prior to the maturity date), the Issuer may redeem some or all of the Notes at any time at a redemption price equal to the greater of the principal amount of the Notes and a “make whole” price equal to the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis at the applicable treasury rate plus 35 basis points, plus accrued and unpaid interest, if any to, but not including, the date of redemption. On or after March 15, 2024, the Issuer may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. The Issuer may also redeem all of the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, upon the occurrence of certain changes in applicable tax law. Upon the occurrence of a “Change of Control Repurchase Event” as defined in the Indenture, the Issuer will be required to make an offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The press release announcing the closing is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Indenture contains customary covenants, including restrictions on the ability of the Issuer and the Guarantors to create liens, enter into sale leaseback transactions and to consolidate or merge with, or transfer all or substantially all of their assets to, another entity. These covenants are subject to important limitations and exceptions, as described in the Indenture. The Indenture also contains customary events of default and provides that any Guarantor may be released from its obligations under its guarantee and in accordance with the terms set forth in the Indenture.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, which have been filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference. The form of Note is filed as Exhibit 4.3 hereto.

In connection with the offering of the Notes, Signet is filing as Exhibits 5.1 through 5.4 hereto opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such opinions are incorporated by reference into the Registration Statement.

Item 2.03 Creation of a Direct Financial Obligation.

The disclosure under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1*	Indenture, dated as of May 19, 2014, among Signet UK Finance plc, as issuer, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee.

4.2*	First Supplemental Indenture, dated as of May 19, 2014, among Signet UK Finance plc, as issuer, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee.

4.3*	Form of Debt Security (included as part of Exhibit 4.2).

5.1*	Opinion of Weil, Gotshal & Manges LLP (US).

5.2*	Opinion of Weil, Gotshal & Manges (UK).

5.3*	Opinion of Conyers Dill and Pearman.

5.4*	Opinion of in-house counsel of Sterling Inc.

23.1*	Consent of Weil, Gotshal & Manges LLP (US) (included as part of Exhibit 5.1).

23.2*	Consent of Weil, Gotshal & Manges (UK) (included as part of Exhibit 5.2).

23.3*	Consent of Conyers Dill and Pearman (included as part of Exhibit 5.3).

23.4*	Consent of in-house counsel to Sterling Inc. (included as part of Exhibit 5.4).

99.1*	Press Release, dated May 19, 2014.

*	Previously filed with the Initial 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: May 22, 2014

	By:	/s/ Ronald Ristau
	Name:	Ronald Ristau
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1*	Indenture, dated as of May 19, 2014, among Signet UK Finance plc, as issuer, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee.

4.2*	First Supplemental Indenture, dated as of May 19, 2014, among Signet UK Finance plc, as issuer, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee.

4.3*	Form of Debt Security (included as part of Exhibit 4.2).

5.1*	Opinion of Weil, Gotshal & Manges LLP (US).

5.2*	Opinion of Weil, Gotshal & Manges (UK).

5.3*	Opinion of Conyers Dill and Pearman.

5.4*	Opinion of in-house counsel of Sterling Inc.

23.1*	Consent of Weil, Gotshal & Manges LLP (US) (included as part of Exhibit 5.1).

23.2*	Consent of Weil, Gotshal & Manges (UK) (included as part of Exhibit 5.2).

23.3*	Consent of Conyers Dill and Pearman (included as part of Exhibit 5.3).

23.4*	Consent of in-house counsel to Sterling Inc. (included as part of Exhibit 5.4).

99.1*	Press Release, dated May 19, 2014.

*	Previously filed with the Initial 8-K

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